UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2011

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont	05701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 11, 2011, Casella Waste Systems, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders (i) elected the two director nominees, (ii) approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers; (iii) recommended, in a non-binding advisory vote, that future advisory stockholder votes on executive compensation be held every year, and (iv) ratified the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2012.

The Company’s stockholders re-elected Gregory B. Peters and Joseph G. Doody as Class II directors, each to serve until the Company’s 2014 Annual Meeting of Stockholders or until his successor is duly elected and qualified.  The terms of office of the following directors continued after the 2011 Annual Meeting: Michael K. Burke, James F. Callahan, Douglas R. Casella, John W. Casella, John F. Chapple III and James P. McManus.

The proposals acted upon at the 2011 Annual Meeting and the voting tabulation for each proposal are set forth below:

Proposal 1:                                 To elect two directors to the Company’s Board of Directors, each to serve for a term ending in 2014, or until his respective successor has been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Non-Votes

Gregory B. Peters	15,410,110	1,436,042	5,024,844

Joseph G. Doody	26,260,456	467,696	5,024,844

Mr. Peters was nominated as the Company’s Class A Director. Under the Company’s By-laws, the holders of Class A common stock, voting separately as a class, are entitled to elect the Class A Director.

Proposal 2:                                 To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Non-Votes

25,942,090	287,753	498,309	5,024,844

Proposal 3:                                 To recommend, in a non-binding advisory vote, the frequency of advisory stockholder votes on executive compensation.

One Year	Two Years	Three Years	Votes Abstaining	Non-Votes

24,736,831	9,395	1,491,217	490,709	5,024,844

Proposal 4:                               To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2012.

Votes For	Votes Against	Votes Abstaining	Non-Votes

31,559,676	121,810	71,510	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: October 13, 2011	By:	/s/ Edwin D. Johnson
Edwin D. Johnson
Senior Vice President and Chief Financial Officer